Capital management	12 Months Ended
Apr. 30, 2026
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital management
27.	Capital management

The primary objective of the Group’s capital management is to ensure that it maintains a strong credit rating and net current asset position in order to support its business and maximize shareholder value. The capital structure of the Group comprises issued share capital, share premium, reserves and retained earnings/accumulated losses.

The Group manages its capital structure and makes adjustments to it, in light of changes in economic conditions. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. The Group is not subject to any externally imposed capital requirements. No changes were made to the objectives, policies or processes during the years ended April 30, 2024, 2025 and 2026.